Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

dated as of January 20, 2026

by and among

Ekso Bionics Holdings, Inc.

and

and the Purchasers party hereto.

TABLE OF CONTENTS

Page

ARTICLE I PURCHASE; CLOSING		1

1.1	Purchase; Use of Proceeds	1
1.2	Closing	1

ARTICLE II REPRESENTATIONS AND WARRANTIES		3

2.1	Representations and Warranties of the Company	3
2.2	Absence of Changes	9
2.3	Representations and Warranties of the Purchasers	9

ARTICLE III COVENANTS		11

3.1	Authorized Common Stock	11
3.2	Nasdaq Listing of Shares	11
3.3	Reporting Requirements	11

ARTICLE IV ADDITIONAL AGREEMENTS		12

4.1	Transfer Restrictions	12
4.2	Legend	12
4.3	Indemnification of Purchasers	13
4.4	Investment Company	14
4.5	Shareholder Rights Plan	14
4.6	Securities Laws Disclosure; Publicity	14
4.7	Reservation of Common Stock	14
4.8	Listing of Common Stock	14
4.9	Subsequent Equity Sales	15
4.10	Independent Nature of Purcahsers’ Obligations and Rights	15

ARTICLE V MISCELLANEOUS		15

5.1	Expenses	15
5.2	Amendment; Waiver	15
5.3	Counterparts; Electronic Transmission	15
5.4	Governing Law	16
5.5	Notices	16
5.6	Entire Agreement	17
5.7	Assignment	17
5.8	Interpretation	17
5.9	Captions	17

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5.10	Severability	17
5.11	No Third Party Beneficiaries	17
5.12	Public Announcements	18
5.13	Specific Performance	18
5.14	Non-Recourse	18
5.15	Definitions	18

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LIST OF EXHIBITS

Exhibit A:	Form of Certificate of Designation
Exhibit B:	Form of Registration Rights Agreement
Exhibit C:	Form of Selling Stockholder Questionnaire
Exhibit D:	Form of Warrant
Exhibit E:	Form of Accredited Investor Questionnaire
Exhibit F:	Form of Lock-Up Agreement

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This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 20, 2026 (the “Effective Date”), by and between Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), and each purchaser listed on Schedule 1 hereto (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used herein are defined in Section 5.15 or as otherwise defined elsewhere in this Agreement, unless the context clearly indicates otherwise.

RECITALS:

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of 5,852 shares of the Company’s convertible preferred stock, par value $0.001 per share, designated as “Series B Convertible Preferred Stock” (the “Preferred Stock”), having the terms set forth in the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions in the form attached hereto as Exhibit A (the “Certificate of Designation”), and other securities of the Company as more fully described in this Agreement, subject to the terms and conditions set forth in this Agreement (the “Offering”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

PURCHASE; CLOSING

1.1    Purchase; Use of Proceeds. On the terms and subject to the conditions herein, at the Closing, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees to purchase from the Company an aggregate of $5,852,000 shares of Preferred Stock (the “Shares”) and Warrants, each in the amount set forth opposite such Purchaser’s name on Schedule 1 hereto, free and clear of any Liens (other than Liens incurred by such Purchaser or restrictions arising under applicable securities Laws), at a purchase price of $1,000.00 per Share (the “Per Share Price”). The aggregate purchase price for the Shares shall be equal to $5,852,000 (the number of Shares multiplied by the Per Share Price) (the “Purchase Price”) and the Shares shall initially have an aggregate liquidation preference as set forth in the Certificate of Designation. The Company will use the proceeds for (a) payment of fees and expenses incurred in connection with the transactions contemplated by this Agreement and (b) working capital and general corporate purposes; provided that no portion of the proceeds shall be used by the Company (i) to redeem, repurchase or otherwise acquire any equity or equity-linked securities of the Company (other than pursuant to employee plans in the ordinary course), (ii) to settle or satisfy any outstanding litigation or (iii) in violation of applicable anti-corruption or sanctions Laws.

1.2    Closing.

(a)    The closing (“Closing”) of the acquisition by the Purchasers of the Securities pursuant to this Agreement shall take place remotely via the exchange of documents and signatures by electronic means on the date hereof (the “Closing Date”).

(b)    At the Closing, the Company shall deliver, or cause to be delivered, to the Purchasers the following:

(1)    (i) evidence reasonably satisfactory to each Purchaser of the issuance of the Shares in the name of such Purchaser by book entry on the stock ledger of the Company or on the books of the Company’s Transfer Agent, as the case may (or, if Shares are to be represented in certificated form, a certificate representing the Shares) and (ii) all other documents, instruments and writings required to be delivered by the Company to the Purchasers pursuant to this Agreement;

(2)    a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule 1 hereto, in the form attached hereto as Exhibit C (the “Warrant”);

(3)    a duly executed Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”);

(4)    the duly executed Lock-Up Agreements, dated as of the date hereof, by and among the Company and each director and officer, in the form attached hereto as Exhibit F (the “Lock-Up Agreements”);

(5)    an opinion from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated as of the Closing Date, in form and substance satisfactory to the Purchasers;

(6)    an opinion from Snell & Wilmer L.L.P., counsel to the Company, dated as of the Closing Date, in form and substance satisfactory to the Purchasers;

(7)    a copy of the filed and effective Certificate of Designation, as filed with the Secretary of State of the State of Nevada;

(8)    a certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company (the “Board”) approving the transactions contemplated by this Agreement and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company, certifying that the Certificate of Designation delivered to the Purchasers as of the Closing Date has been validly adopted and has not been amended or modified and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(9)    all other documents, instruments and writings required to be delivered by the Company to the Purchasers pursuant to this Agreement.

(c)    At the Closing, each Purchaser shall deliver, or cause to be delivered, to the Company the following:

(1)    to a bank account designated by the Company in writing, the Purchase Price by wire transfer of immediately available funds;

(2)    a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 certifying that such Purchaser is a U.S. person and that such Purchaser is not subject to backup withholding; and

(3)    a duly executed Registration Rights Agreement in the form attached hereto as Exhibit B;

(4)    a duly executed, valid, accurate and properly completed Selling Stockholder Questionnaire in the form attached hereto as Exhibit C.

(d)    All deliveries at the Closing will be deemed to occur simultaneously.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1    Representations and Warranties of the Company. Except as set forth in SEC Documents filed or furnished prior to the date of this Agreement (including any exhibits thereto and excluding any disclosures set forth in any risk factor section or any “forward looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act), the Company represents and warrants to each Purchaser, as of the date hereof (except to the extent made only as of a specified date in which case as of such date), that:

(a)    Organization and Authority.

(1)    The Company (i) is a corporation duly organized and validly existing under the laws of the state of Nevada, (ii) has all requisite corporate power and authority to own its properties and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified or in good standing, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect. True and accurate copies of the Restated Articles of Incorporation of the Company (as amended or modified from time to time prior to the date hereof, the “Articles of Incorporation”) and the amended and restated by-laws of the Company (as amended or modified from time to time prior to the date hereof, the “Bylaws”), each as in effect, have been made available to the Purchasers prior to the date hereof.

(2)    The Company’s Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission (the “SEC”)) are set forth on Exhibit 21.1 to its most recent Annual Report on Form 10-K, and the Company owns, directly or indirectly, 100% of the outstanding equity securities of such subsidiaries. Each of the Company’s Significant Subsidiaries (i) is duly organized and validly existing under the Laws of its jurisdiction of organization, (ii) has all requisite corporate or other applicable entity power and authority to own its properties and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified or in good standing, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect.

(b)    Capitalization.

(1)    The authorized capital stock of the Company consists of 141,429,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock. As of the close of business on January 21, 2026, (i) 3,563,152 shares of Common Stock were issued and outstanding, (ii) 93,534 shares of Common Stock were reserved for issuance under the Company’s equity incentive plans including (x) 224 shares reserved for future issuance, (y) 11,116 shares in respect of outstanding options (“Company Options”) and (z) 82,194 shares in respect of outstanding restricted stock units (“Company RSUs”) and (iii) none of the shares of Preferred Stock were issued and outstanding. Since January 21, 2026, no other shares of Common Stock or Preferred Stock have been issued, other than shares of Common Stock issued in respect of the exercise of Company Options or settlement of Company RSUs in the ordinary course of business.

(2)    No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. Except as set forth in the SEC Documents, there are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws where applicable, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(3)    All outstanding shares of Common Stock are, and all outstanding shares of Preferred Stock when so issued will be, duly authorized, validly issued, fully paid and nonassessable, and are not, or will not be, subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. Except as set forth in Section 2.1(b)(1) and as a result of the purchase and sale of the Securities, the Company has not issued any securities or right to purchase securities of the Company (including any options, warrants or other rights, agreements, arrangements or commitments of any character or any securities convertible into or exchangeable for any capital stock or other Equity Interests of the Company). Except as provided in the Transaction Documents, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the sale, issuance, repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right, with respect to any shares of capital stock of, or other Equity Interests in, the Company or any of the Company Subsidiaries. The Company does not have outstanding shareholder purchase rights or “poison pill” or any similar arrangement in effect.

(4)    Each outstanding share of capital stock of or other Equity Interest in each Company Subsidiary is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or one or more of its wholly-owned Subsidiaries free and clear of all Liens, except, in each case, where such failure, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for, securities having the right to vote) on any matters on which the shareholders of the Company may vote are issued.

(c)    Authorization.

(1)    The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each Purchaser, this Agreement and each of the other Transaction Documents is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors’ rights or by general equity principles). No other corporate proceedings or further action by the Company, the Board or the Company’s stockholders are necessary for the execution and delivery by the Company of this Agreement or the other Transaction Documents, the performance by it of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby.

(2)    Neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, the issuance and sale of the Securities nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof (including the exercise of the Warrants and the rights of the Shares to convert into shares of Common Stock), will (i) require notice, consent or approval pursuant to, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) the Articles of Incorporation or the Bylaws, charter, bylaws or other governing instrument of any Company Subsidiary or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) violate any law, statute, ordinance, rule, regulation, permit, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(3)    Other than (i) the securities or blue sky laws of the various states of the United States, (ii) the filing of one or more Forms 8-K, and (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of any Governmental Entity or stock exchange, nor expiration or termination of any statutory waiting period, is necessary for the execution or delivery by the Company of this Agreement or the other Transaction Documents or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents, except, in the case of any such matters arising in respect of a non-United States Governmental Entity or Law, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(4)    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(5)    The Company has filed (or will file promptly in accordance with Section 3.3) a notice of listing of additional shares with respect to the Conversion Shares with Nasdaq and has not received any objection to such notice from Nasdaq.

(6)    All registrations, qualifications, permits and approvals, if any, required to be obtained prior to the Closing under applicable state securities laws have been obtained for the lawful execution, delivery and performance of this Agreement, including, without limitation, the offer and sale of the Securities.

(7)    No approval on the part of the stockholders of the Company is required in connection with the execution and delivery by the Company of the Certificate of Designation or this Agreement and the consummation of the transactions to be performed by the Company contemplated by this Agreement.

(d)    Sale of Securities. Assuming the accuracy of the Purchasers’ representations in Section 2.2 and their Accredited Investor Questionnaires, the form of which is attached hereto as Exhibit E, the offer and sale of the Securities is exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D as promulgated by the SEC under the Securities Act) in connection with the offer or sale of any of the Securities. Neither the Company nor its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

(e)    Status of Securities. The Shares and the Warrants to be issued pursuant to this Agreement and the shares of Common Stock to be issued upon conversion of the Shares and the exercise of the Warrants, as applicable, have been or will be, duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor as provided in this Agreement or the Certificate of Designation, the Securities will be validly issued, fully paid and nonassessable, will not be subject to preemptive or similar rights of any other shareholder of the Company, and will effectively vest in the Purchasers good title to all such securities, free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable state, foreign or other securities Laws. Upon any conversion of any Shares into shares of Common Stock pursuant to the terms of the Certificate of Designation, such shares of Common Stock issued upon such conversion will be validly issued, fully paid and nonassessable, and will not be subject to preemptive or similar rights of any other shareholder of the Company, and will effectively vest in the Purchasers good title to all such securities, free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable state, foreign or other securities Laws. The shares of Common Stock to be issued upon any conversion of the Shares have been duly reserved for such issuance. From and after the issuance of the Shares (or the shares of Common Stock issuable upon conversion thereof, once issued) to each Purchaser, each Purchaser shall be entitled to vote such securities, whether at any meeting of the Company’s stockholders or by written consent, on all matters submitted to a vote of the Company’s stockholders. The Company represents that no Law, order, judgment, rule or regulation, and no provision of the Articles of Incorporation, Bylaws or other organizational documents of the Company prohibits the Shares (or the shares of Common Stock issuable upon conversion thereof, once issued) from being counted toward any such vote when held of record by the applicable Purchaser, and that any vote cast by such Purchaser as record holder of such securities will be valid for all purposes under applicable Law.

(f)    SEC Documents; Financial Statements.

(1)    The Company has filed on a timely basis, all required reports, proxy statements, forms, and other documents with the SEC since January 1, 2025 (collectively, the “SEC Documents”). Each of the SEC Documents, as of its filing date complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) of the Securities Act.

(2)    The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are reasonably designed to ensure that material information (both financial and non-financial) relating to the Company, including its consolidated Subsidiaries, is made known to the individuals responsible for the preparation of the Company’s filings with the SEC and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the Board of Director’s audit committee (A) any material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(3)    There is no transaction, arrangement or other relationship between the Company and/or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Documents and is not so disclosed.

(4)    The financial statements of the Company and its consolidated Subsidiaries included in the SEC Documents (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case as of the date such SEC Document was filed, and (ii) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows of the Company and its consolidated Subsidiaries for the periods then ended (subject, in the case of unaudited quarterly statements, to the absence of footnote disclosures and normal year-end audit adjustments).

(g)    Registration Statement Eligibility. The Company is eligible to register the resale of the Conversion Shares and the Warrant Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

(h)    Brokers and Finders. Except for Lake Street Capital Markets, LLC pursuant to that certain engagement letter dated September 26, 2025, the fees and expenses of which will be paid by the Company, neither the Company nor its Subsidiaries or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby.

(i)    Litigation. There is no action, suit, proceeding or investigation pending or threatened (including “cease and desist” letters or invitations to take patent license) against, nor any outstanding judgment, order, writ or decree against, the Company or any of its Subsidiaries or any of their respective assets, operations or business before or by any Governmental Entity, which individually or in the aggregate has had, or, would reasonably be expected to have (including for this purpose, assuming an adverse determination of any such matter), a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree of any Governmental Entity.

(j)    Indebtedness. Neither the Company nor any of its Subsidiaries is, immediately prior to the execution and delivery of this Agreement, in default in the payment of any material indebtedness or in default under any agreement relating to its material indebtedness.

(k)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which, to the Company’s knowledge, is reasonably likely to, have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received as of the date of this Agreement any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from Nasdaq that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(l)    Taxes. The Company and each Company Subsidiary has filed all tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except (i) for any such assessment, fine or penalty that is currently being contested in good faith or (ii) where such failure to file or pay would not have a Company Material Adverse Effect.

(m)    Labor Relations.      No labor problem or dispute with the employees of the Company or any Company Subsidiary exists or is threatened or, to the knowledge of the Company, imminent, which would reasonably be expected to result in a Company Material Adverse Effect.

(n)    Regulatory Permits.      The Company and the Company Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their businesses as described in the SEC Documents, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to result in a Company Material Adverse Effect (“Material Permits”), and neither the Company nor any Company Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)    Intellectual Property.      The Company and the Company Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their businesses as described in the SEC Documents and which the failure to so have would have a Company Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Company Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is reasonably expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received, since the date of the latest consolidated financial statements included within the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p)    FDA.    As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of the Company Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Company Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of the Company Subsidiaries, and none of the Company or any of the Company Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of the Company Subsidiaries, (iv) enjoins production at any facility of the Company or any of the Company Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of the Company Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of the Company Subsidiaries, and which, either individually or in the aggregate, would have a Company Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA, except where the failure to be in compliance would not have a Company Material Adverse Effect.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern to the Company as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(q)    Cybersecurity. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and the Company Subsidiary are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; (ii) the Company and the Company Subsidiary have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iii) the Company and the Company Subsidiary have implemented backup and disaster recovery technology consistent with commercially reasonable industry standards and practices.

(r)    Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its Subsidiaries and, to the Company’s knowledge, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance in all material respects with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(s)    XBRL.       The interactive data in eXtensible Business Reporting Language included in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(t)    Disclosures. Neither the Company nor any Person acting on its behalf has provided any Purchaser or its agents or counsel with any information that constitutes or would reasonably be expected to constitute material nonpublic information concerning the Company or any Company Subsidiary, other than with respect to the transactions contemplated hereby, which shall be disclosed on a Form 8-K filed with the Commission no later than the business day immediately following the date this Agreement is executed. The Company understands that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.

2.2    Absence of Changes.       Since May 31, 2025, except as set forth in a subsequent SEC Document filed prior to the date hereof or as contemplated by the Transaction Documents, or in connection with the filing of the Certificate of Designation, there has not been any other change, development, occurrence or event that has had or would reasonably be expected to have a Company Material Adverse Effect.

2.3    Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, solely as to such Purchaser and not jointly with any other Purchaser (and without any joint or several liability among Purchasers), as of the date hereof (except to the extent made only as of a specified date in which case as of such date) that:

(a)    Organization and Authority. Such Purchaser (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or formation, (ii) has all requisite corporate, limited liability company, or partnership power and authority to own its properties and assets and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified has not and would not reasonably be expected to materially and adversely affect such Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(b)    Authorization.

(1)    Such Purchaser has the power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Purchaser and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Purchaser, and no further approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is required. This Agreement and the other Transaction Documents to which it is a party have been duly and validly executed and delivered by such Purchaser and assuming due authorization, execution and delivery by the Company, this Agreement and each of the other Transaction Documents to which it is a party is, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors’ rights or by general equity principles). No other organizational proceedings are necessary for the execution and delivery by such Purchaser of this Agreement or the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby.

(2)    Neither the execution, delivery and performance by such Purchaser of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by such Purchaser with any of the provisions hereof or thereof, will (i) require notice, consent or approval pursuant to, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any material Lien upon any of the properties or assets of such Purchaser under any of the terms, conditions or provisions of (A) its organizational documents or (B) obligations, agreements, covenants or conditions contained in any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Purchaser is a party or by which it may be bound, or to which such Purchaser or any of the properties or assets of such Purchaser may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to such Purchaser or any of its properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or have a material adverse effect on such Purchaser’s ability to fully perform its covenants and obligations under this Agreement.

(3)    Other than (i) the securities or blue sky Laws of the various states and (ii) filings pursuant to Section 13 and Section 16 of the Exchange Act, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the execution, delivery and performance by such Purchaser of this Agreement or the other Transaction Documents to which it is a party or the consummation by such Purchaser of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party.

(c)    Financial Capability. At the Closing, such Purchaser will have access to available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement. Such Purchaser is not aware of any reason why the funds sufficient to fulfill its obligations under Article I (including paying its portion of the Purchase Price) will not be available on the Closing Date.

(d)    Brokers and Finders. Neither such Purchaser nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder for which the Company will incur any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees in connection with this Agreement or the transactions contemplated hereby.

(e)    Purchase for Investment. Such Purchaser is, and on each date on which it exercises any Warrants, will be, an accredited investor (as defined in Rule 501 of the Securities Act) and acknowledges that the Securities have not been registered under the Securities Act or under any state securities Laws. Such Purchaser (i) acknowledges that it is acquiring the Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Securities to any person in violation of applicable securities Laws, (ii) that such securities are characterized as “restricted securities” under the U.S. federal securities laws and will bear the legend set forth in Section 4.2, (iii) will not sell, transfer, or otherwise dispose of any of the Securities, except in compliance with this Agreement, the Articles of Incorporation, the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (iv) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision, and (v) without prejudice to any claim of such Purchaser hereunder for breach of the Company’s representations and warranties or for actual and intentional fraud, (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Securities, (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (C) can bear the economic risk of (1) an investment in the Securities indefinitely and (2) a total loss in respect of such investment. Such Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to, its investment in the Securities and to protect its own interest in connection with such investment.

(f)    Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account. Such Purchaser is not a broker-dealer registered with the SEC or an entity engaged in a business that would require it to be so registered.

(g)    No General Solicitation. Assuming the accuracy of the Purchasers’ representations in Section 2.2 and their Accredited Investor Questionnaires, the form of which is attached hereto as Exhibit E, neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(h)    Residency. Such Purchaser is an entity organized under the laws of the jurisdiction specified below its address on Schedule 1.

(i)    Separate and Independent Purchasers. Each Purchaser further represents and warrants and agrees that, (i) such Purchaser is participating in the offering of Securities contemplated hereby separately and independently of each other Purchaser, (ii) such Purchaser has not communicated directly with any other Purchaser, (iii) all communications by such Purchaser concerning the Transaction Documents and the transactions contemplated thereby and any matters related thereto were solely conducted separately and independently without the involvement or inclusion of any other Purchaser, and (iv) the Purchasers do not constitute a “group” as that term is used under Section 13(d) of the Exchange Act.

ARTICLE III

COVENANTS

3.1    Authorized Common Stock. At any time that any Shares or Warrants are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized share capital of the Company to include a number of authorized but unissued shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of all Shares then issued and outstanding and upon the exercise of all Warrants then outstanding, and will reserve such number of shares of Common Stock sufficient to enable full conversion of the Shares then issued and outstanding and full exercise of the Warrants then outstanding. All Conversion Shares and Warrant Shares, as applicable, shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free and clear of any Liens (other than Liens created by any Purchaser or restrictions on transfer arising under applicable securities Laws).

3.2    Nasdaq Listing of Shares. To the extent it has not already done so, the Company shall promptly apply to cause the Conversion Shares and the Warrant Shares, as applicable, to be approved for listing on Nasdaq and shall timely submit a notice of listing of additional shares with Nasdaq with respect thereto. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on Nasdaq.

3.3    Reporting Requirements. As long as any Purchaser or any of its Affiliates holds the Securities, the Company covenants to use commercially reasonable efforts to comply with the requirements of Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC) regarding the availability of current public information to the extent required to enable such Purchaser (or such Affiliates) to sell the Securities without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation).

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1    Transfer Restrictions.

(a)    Until the earlier of (x) six (6) months following the Closing and (y) two (2) Trading Days after (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Company Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company, each Purchaser shall not Transfer any Securities, or execute any “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act), including through total return swaps, relating to any Share, any Conversion Share or any Warrant Share, except as otherwise permitted pursuant to the terms and conditions of this Agreement, including Section 4.1(b). For the avoidance of doubt, nothing in this Section 4.1(a) shall restrict any such Purchaser from (i) Transferring any shares of Common Stock held by such Purchaser as of the date hereof or subsequently acquired by such Purchaser in the open market or (ii) executing any “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act), including through total return swaps, related to any shares of Common Stock held by such Purchaser as of the date hereof or subsequently acquired by such Purchaser in the open market.

(b)    Notwithstanding anything to the contrary in Section 4.1(a), each such Purchaser shall be permitted to Transfer all or any portion of its Securities at any time under the following circumstances:

(1)    Transfers to any Permitted Transferee, but only if such Permitted Transferee agrees in writing for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Section 4.1 with respect to the Securities;

(2)    Transfers to the Company or its Subsidiaries;

(3)    Transfers in connection with, and only after the commencement of, bankruptcy, insolvency or other similar reorganization proceedings; or

(4)    Transfers that have been approved in writing by the Board of Directors prior to such Transfer.

(c)    Any attempted Transfer in violation of this Section 4.1 shall be null and void ab initio and the Company shall not be required to give any effect thereto.

4.2    Legend.

(a)    Each Purchaser agrees that all certificates or other instruments representing the Securities subject to this Agreement (or the shares of Common Stock issuable upon conversion thereof) will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

(b)    In connection with any sale, assignment, transfer or other disposition of the Shares, Conversion Shares or Warrant Shares, as applicable, by a Purchaser pursuant to Rule 144, pursuant to any other exemption under the Securities Act or pursuant to sale under an effective registration statement such that such Purchaser acquires freely tradable shares and upon compliance by such Purchaser with the requirements of this Section 4.1, if requested by such Purchaser (or any Permitted Transferee), the Company shall cause the Transfer Agent for the Common Stock to timely remove any restrictive legends related to the book entry account holding such Shares, Conversion Shares or Warrant Shares, as applicable, and make a new, unlegended entry for such book entry Shares, Conversion Shares or Warrant Shares, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith (including in the case of clause (i) below, to the extent the Transfer Agent requires an opinion from counsel pursuant to clause (B) below, representations and documentation from a broker dealer acceptable to the Company as to prospective sales pursuant to such registration statement), upon the earlier of such time as the Shares, the Conversion Shares or the Warrant Shares, as applicable, (i) have been registered under the Securities Act pursuant to an effective registration statement, (ii) have been sold or transferred pursuant to an effective registration statement, (iii) have been sold pursuant to Rule 144, or (iv) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall promptly upon any request therefor from any Purchaser accompanied by such customary and reasonably acceptable documentation referred to above (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares or Common Stock, as applicable, and (B) use reasonably best efforts to cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act.

4.3    Indemnification of Purchasers. Subject to the provisions of this Section 4.3, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, investment advisers or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations and warranties (to the extent such representation or warranty is still in effect pursuant to the provisions of Section 4.5) made by the Company in this Agreement or (ii) any Action instituted against a Purchaser in any capacity, or any Purchaser Party, by any stockholder of the Company who is not an Affiliate of such Purchaser seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents, or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities Laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any such Person (the “Indemnified Person”) of notice of any demand, claim or circumstances that would or may give rise to a claim or the commencement of any Proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.3, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such Proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such Proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such Proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In the event of the circumstances described in the foregoing clause (iii), if the Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person. The Company shall not be liable for any settlement of any Proceeding effected without its prior written consent, to the extent fees or costs incurred pursuant to this Section 4.3 are attributable to the Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by any Purchaser in this Agreement or the other Transaction Documents or if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to the Company by the Indemnified Person. Without the prior written consent of the Indemnified Person (by the affirmative vote of the holders of a majority of the voting power of the Preferred Stock, voting as a separate class), which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Person is a party, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding, (ii) imposes no liability or obligation on the Indemnified Person and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of the Indemnified Person.

4.4    Investment Company. The Company is not, and immediately after receipt of payment for the Securities, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.5    Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” (or similar term) under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti‑takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser would be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving the Shares or the Warrants, or the shares of Common Stock issuable upon conversion or exercise thereof, respectively.

4.6    Securities Laws Disclosure; Publicity. By 9:01 a.m. (New York City time) on the Trading Day immediately following the date of this Agreement (or such earlier time as may be required by applicable Law), the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby and shall file a Current Report on Form 8‑K (with the Transaction Documents filed as exhibits thereto) within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents that it shall have publicly disclosed all material, non‑public information delivered to each Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or Affiliates in connection with the transactions contemplated by this Agreement. The Company shall not publicly disclose the name of any Purchaser in any filing, announcement or release, without such Purchaser’s prior written consent, except as required by Law or the rules of Nasdaq (in which case the Company shall provide advance notice to such Purchaser).

4.7    Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Conversion Shares and Warrant Shares pursuant to this Agreement.

4.8    Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. For so long as the Company maintains a listing or quotation of the Common Stock on a Trading Market, the Company agrees to use commercially reasonable efforts to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.9    Subsequent Equity Sales. From the date hereof until thirty (30) days following the Effective Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement, or the filing of any prospectus supplement or amendment (but not the issuance of any shares of Common Stock thereunder during the said thirty (30) days restrictive period), or filing of a registration statement on Form S-8 in connection with any employee compensation plan.

4.10    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

ARTICLE V

MISCELLANEOUS

5.1    Expenses. Each of the Company and each Purchaser shall bear its own costs and expenses.

5.2    Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of the Company and the Purchasers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

5.3    Counterparts; Electronic Transmission. This Agreement, and any amendments hereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act or any state Laws based on the Uniform Electronic Transactions Act. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on each party hereto.

5.4    Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the state of New York. Any dispute relating hereto shall be heard in any state or federal court located in Manhattan in the state of New York (each a “Chosen Court” and collectively, the “Chosen Courts”), and the parties agree to the exclusive jurisdiction and venue of the Chosen Courts. Such Persons further agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the “Applicable Matters”) shall be brought exclusively in a Chosen Court, and that any Proceeding arising out of this Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of New York, and each of the foregoing Persons hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such Proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that such Person may now or hereafter have to the laying of the venue of any such suit, Action or Proceeding in any such Chosen Court or that any such Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Such Persons further covenant not to bring a Proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. Process in any such Proceeding may be served on any Person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. Without limiting the foregoing, each such Person agrees that service of process on such party as provided in Section 5.5 shall be deemed effective service of process on such Person. AS SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

5.5    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be either personally delivered, or sent by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the parties at the applicable address set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent by telecopier or electronic mail (provided confirmation of transmission is received), three (3) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service.

(a)    If to any Purchaser, to the address set forth on the signature page hereto.

(b)    If to the Company:

Ekso Bionics Holdings, Inc.

1414 Harbour Way South, Suite 1201

Richmond, CA 94965

Attn: [***]

E-Mail: [***]

With a copy to (which shall not constitute notice):

Wilson Sonsini Goodrich Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: [***]

E-mail: [***]

5.6    Entire Agreement. This Agreement (including the Exhibits hereto and the documents and instruments referred to in this Agreement), constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and transactions contemplated hereby.

5.7    Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of each of the parties hereto, provided, however, that (a) a Purchaser may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees, and (b) in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned; provided that no such assignment will relieve such Purchaser of its obligations hereunder prior to the Closing.

5.8    Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a)    the word “or” is not exclusive;

(b)    the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c)    the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision; and

(d)    the term “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York, New York generally are authorized or required by Law or other governmental action to close.

5.9    Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

5.10    Severability. If any provision of this Agreement or the application thereof to any Person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.11    No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto (and their permitted assigns), any benefit, right or remedies.

5.12    Public Announcements. Subject to each party’s disclosure obligations imposed by Law or regulation or the rules of any stock exchange upon which its securities are listed, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and neither the Company nor any Purchaser will make any such news release or public disclosure without first consulting all of the other parties hereto, and, in each case, also receiving the consent of the other parties (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the party whose consent is required with respect to any such news release or public disclosure. Notwithstanding the foregoing, this Section 5.12 shall not apply to any press release or other public statement made by the Company or a Purchaser (a) which is consistent with prior disclosure and does not contain any information relating to the transactions that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made to its auditors, attorneys, accountants, financial advisors, limited partners or other Permitted Transferees.

5.13    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at Law or equity, and in the event that any Action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at Law.

5.14    Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, including entities that become parties hereto after the date hereof, including permitted assignees and successors, or that agree in writing for the benefit of the Company to be bound by the terms of this Agreement applicable to the Purchasers, and no former, current or future equityholders, controlling Persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling Person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

5.15    Definitions.

(a)    As used herein, the following terms have the meanings ascribed thereto below:

“Action” means any action, suit, inquiry, notice of violation, Proceeding (including any partial Proceeding such as a deposition) or investigation pending or, to the Company’s knowledge, threatened against the Company, its Subsidiaries or any of their respective properties, or any officer, director or employee of the Company or any of its Subsidiaries acting in his or her capacity as an officer, director or employee, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person; provided, however, that (i) portfolio companies in which any Person or any of its Affiliates has an investment shall not be deemed an Affiliate of such Person, or (ii) the Company, any of its Subsidiaries, or any of the Company’s other controlled Affiliates, in each case, will not be deemed to be Affiliates of any Purchaser for purposes of this Agreement. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the Certificate of Designation.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Material Adverse Effect” means, with respect to the Company, any Effect that, individually or taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following individually or taken together, be deemed to constitute, or be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur: (i) any change in the Company’s stock price or trading volume on the Nasdaq, (ii) any failure by the Company to meet internal or analyst revenue, earnings or other financial projections or expectations for any period, (iii) any Effect that results from changes affecting the industry in which the Company operates, or the United States economy generally, or any Effect that results from changes affecting general worldwide economic or United States or global capital market conditions, (iv) any Effect caused by the announcement of the transactions contemplated by this Agreement or the other Transaction Documents, or the identity of the Purchasers or any of their respective Affiliates as the Purchasers in connection with the transactions contemplated by this Agreement, (v) political conditions, including acts of war or terrorism or natural disasters or any pandemic or epidemic, (vi) any action taken or omitted to be taken by the Company at the written request or with the prior written consent of the Purchasers (by the affirmative vote of the holders of a majority of the voting power of the Preferred Stock, voting as a separate class), (vii) changes in GAAP or other accounting standards (or any interpretation thereof) or (viii) changes in any Laws or other binding directives issued by any Governmental Entity or interpretations or enforcement thereof; provided, however, that (A) the exceptions in clause (i) and (ii) shall not prevent or otherwise affect a determination that any Effect underlying such change or failure has resulted in, or contributed to, a Company Material Adverse Effect or that the underlying cause of such failure (unless such underlying cause would otherwise be excluded from this definition) has resulted in, or contributed to, a Company Material Adverse Effect and (B) with respect to clauses (iii), (v), (vii) and (viii), such Effects, alone or in combination, may be deemed to constitute, or be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur, but only to the extent such Effects disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the same industry as the Company and its Subsidiaries.

“Company Subsidiary” means any Subsidiary of the Company.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Shares.

“Effect” means any change, event, effect, development or circumstance.

“Equity Interest” means any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Entity” means any court, administrative or regulatory agency or commission or other governmental or arbitral body or authority or instrumentality, including any state-controlled or owned corporation or enterprise, in each case whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“Law” means any applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or other legally binding requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien, charge or other restriction of any kind, whether based on common law, statute or contract.

“Permitted Transferee” means, with respect to any Person, (i) any Affiliate of such Person or (ii) any successor entity of such Person.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Plan” means (i) any employee pension benefit plan (as defined in Section 3(2)(A) of ERISA) maintained for employees of the Company or of any member of a “controlled group,” as such term is defined in Section 414 of the Code, of which the Company or any of its Subsidiaries is a part, or any such employee pension benefit plan to which the Company or any of its Subsidiaries is required to contribute on behalf of its employees, and any other employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; or (ii) any compensation or other benefit plan, policy, program, agreement or arrangement, including any employment, change in control, bonus, equity-based compensation, retention or other similar plan, policy, program, agreement or arrangement, that the Company or any of its Subsidiaries, maintains, sponsors, is a party to, or as to which the Company or any of its Subsidiaries otherwise has any material obligation or material liability in respect of its employees; in each case, excluding any compensation or benefit arrangement maintained by a Governmental Entity.

“Proceeding” means an Action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

“Securities” means the Shares, the Conversion Shares, the Warrants and the Warrant Shares.

“Stockholder” means a holder of Common Stock or Preferred Stock.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (i) of which such Person or a Subsidiary of such Person is a general partner or (ii) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or Persons performing similar functions with respect to such Person, is directly or indirectly owned by such Person and/or one or more subsidiaries thereof.

“Trading Day” means any day on which the Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Company’s Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Registration Rights Agreement and the Certificate of Designation.

“Transfer” by any Person means, directly or indirectly, to (i) sell, transfer, assign, pledge, encumber, hypothecate, establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act or similarly dispose of, either voluntarily or involuntarily, any securities owned by such Person or of any interest (including any voting interest) in any securities owned by such Person, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any subject securities, for cash or otherwise.

“Transfer Agent” means Vstock Transfer, LLC, the Company’s transfer agent.

“Warrants” means the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section1.2(b)(2) hereof, in the form of Exhibit D attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

* * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

EKSO BIONICS HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Stock Purchase Agreement]

PURCHASER: [●]

By:
Name:
Title:

Address for Notices:

[ADDRESS]
Attention:
Email:

With a copy to (which shall not constitute notice):

[ADDRESS]
Attention:
Email:

[Signature Page to Stock Purchase Agreement]

PURCHASER: [●]

By:
Name:
Title:

Address for Notices:

[ADDRESS]
Attention:
Email:

With a copy to (which shall not constitute notice):

[ADDRESS]
Attention:
Email:

[Signature Page to Stock Purchase Agreement]

SCHEDULE 1

[***]

EXHIBIT A

Form of Certificate of Designation

CERTIFICATE OF DESIGNATION
OF THE POWERS, PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL AND OTHER RESTRICTIONS

OF SERIES B CONVERTIBLE PREFERRED STOCK

OF EKSO BIONICS HOLDINGS, INC.

Ekso Bionic Holdings, Inc. (the “Corporation”), pursuant to the provisions of Sections 78.195 and 78.1955 of the General Corporation Law of the State of Nevada, does hereby make this Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions (this “Certificate of Designation”), does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by the provisions of Third Article of the Restated Articles of Incorporation of the Corporation (the “Articles”), the Board duly adopted resolutions authorizing the issuance of 5,852 shares of convertible preferred stock, par value $0.001 per share, and fixing the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of convertible preferred stock to be designated “Series B Convertible Preferred Stock,” as further described below. This Certificate of Designation shall be in full force and effect as of the date hereof.

Section 1.1    Designation. As of the effective date of this Certificate of Designation, there is hereby created out of the authorized preferred stock of the Corporation a series of preferred stock designated as “Series B Convertible Preferred Stock” (the “Preferred Stock”), par value $0.001 per share. The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Preferred Stock and the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”).

(a)    Rank. The Preferred Stock, if entitled to the receipt of dividends or of amounts distributable upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (a “Liquidation”), ranks, with respect to the payment of any such dividends and rights upon a Liquidation: (i) prior or senior to all classes or series of common stock of the Corporation, par value $0.001 per share (“Common Stock”); (ii) on parity with other classes or series of our equity securities issued in the future if, pursuant to the specific terms of such class or series of equity securities, the holders of such class or series of equity securities are entitled to the receipt of dividends and of amounts distributable upon a Liquidation in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other; (iii) junior to any class or series of our equity securities if, pursuant to the specific terms of such class or series, the holders of such class or series are entitled to the receipt of dividends or amounts distributable upon a Liquidation in preference or priority to the Holders; and (iv) junior to all of the Corporation’s existing and future debt.

(b)    Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

(i)    Payments to Holders of Preferred Stock. Upon Liquidation, before any distribution or payment shall be made to the holders of Common Stock or any other class or series of capital stock ranking junior to the Preferred Stock, by reason of their ownership thereof, and after payment or provision for the Corporation’s debts and other liabilities, the Holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the funds and assets available for distribution to the stockholders of the Corporation, an amount per share equal to the Stated Value (as defined below) thereof, and excluding interest on any such payment. If upon a Liquidation, the funds and assets available for distribution to the stockholders of the Corporation shall be insufficient to pay the Holders of shares of Preferred Stock the full amount to which they are entitled under this Section 1.1(b)(i), the Holders of shares of Preferred Stock shall share ratably in any distribution of the funds and assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The “Stated Value” shall mean One Thousand United States Dollars and No Cents ($1,000.00), subject to an equitable adjustment for stock splits, stock combinations, recapitalizations and similar transactions.

(ii)    Payments to Holders of Common Stock. In the event of a Liquidation, after the payment of all preferential amounts required to be paid to the Holders of shares of Preferred Stock as provided in Section 1.1(b)(i) and to the holders of shares of any other class or series of capital stock ranking senior to or on parity with the Preferred Stock, the remaining funds and assets available for distribution to the stockholders of the Corporation shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares of Common Stock held by each such holder. Upon a Liquidation, whether voluntary or involuntary, until payment in full is made to the holders of shares of Preferred Stock of the liquidation distribution to which they are entitled, (A) no dividend or other distribution shall be made to the holders of Common Stock or any other class or series of shares of capital stock of the Corporation ranking junior to the shares of Preferred Stock and (B) no purchase, redemption or other acquisition for any consideration by the Corporation shall be made in respect of the Common Stock or any other class or series of shares of capital stock of the Corporation ranking junior to the shares of Preferred Stock.

(iii)    Exceptions. The consolidation or merger of the Corporation with or into any other corporation, trust or other entity, the consolidation or merger of any other corporation, trust or entity with or into the Corporation, the sale or transfer of any or all of the Corporation’s assets or business or a statutory share exchange will not be deemed to constitute a Liquidation for purposes of this Section 1.1(b).

Section 1.2    Voting Rights.

(a)    Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no separate voting rights.

(b)    Holders shall vote together with the holders of Common Stock on an as converted to Common Stock basis (determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price (as defined below)), assuming the shares of Preferred Stock were converted with a Conversion Date occurring on such record or other relevant date; and the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Articles, the Bylaws of the Corporation, and the General Corporation Law of the State of Nevada as if the Holders were holders of Common Stock. For the avoidance of doubt, the voting rights set forth in this Section 1.2(b) will not be limited or eliminated by the provisions in Section 1.5(d). Notwithstanding anything to the contrary in this Section 1.2, in no event shall the shares of Preferred Stock held by any Holder (together with such Holder’s Attribution Parties (as defined below)) be entitled to have, on an as-converted basis and in aggregate, together with votes attributable to any other voting securities beneficially owned by such Holder and such Holder’s Attribution Parties, a number of votes representing more than 19.99% of the then-combined voting power of all of the voting securities of the Corporation outstanding as of the time of such vote (the “Voting Cap”), provided, however, that if the Corporation’s stockholders and such Holder approve the voting of the Preferred Stock above the Voting Cap, the Voting Cap will cease to apply with respect to such Holder (and such Holder’s Attribution Parties). In the event that all shares of Preferred Stock held by any Holder and such Holder’s Attribution Parties are not entitled to vote due to the Voting Cap, the number of votes that such Holder and such Holder’s Attribution Parties are entitled to in terms of their respective shares of Preferred Stock shall be reduced on a pro rata basis such that the aggregate number of votes of the shares of Preferred Stock, after taking into account the votes attributable to all voting securities of the Corporation then held by such Holder and such Holder’s Attribution Parties prior to the applicable date of determination, is equal to the Voting Cap.

(c)    In any event, and notwithstanding the foregoing limitation, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (i) alter, waive or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (ii) authorize or create or issue any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to, or otherwise pari passu with, the Preferred Stock, (iii) increase or decrease the authorized number of shares of Preferred Stock, or (iv) amend its articles of incorporation or bylaws or file any articles of amendment, certificate of designation, preferences, limitations and relative rights of any series of preferred stock in any manner that adversely affects any rights given to this Preferred Stock regardless of whether any such action shall be by means of amendment to its articles of incorporation or by merger, consolidation or otherwise.

Section 1.3    Dividends. From and after the issuance date of such Preferred Stock, the Holders on the record date fixed for holders of Common Stock for dividends or distributions (or, in the event no such date is fixed prior to the first Preferential Dividend Record Date occurring following such dividends or distributions, on such Preferential Dividend Record Date) shall be entitled to receive, concurrently with any dividends or distributions, such dividends or distributions paid to the holders of Common Stock to the same extent as if such Holders had converted the Preferred Stock into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on such record date. The Preferred Stock shall not otherwise be entitled to any dividends or distributions.

Section 1.4    Conversion.

(a)    Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the date hereof at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Preferred Stock, by the Conversion Price (as defined below).  Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), and, only if the full or remaining number of shares of Preferred Stock represented by the certificate are being converted, but without delaying the Corporation’s requirement to deliver shares of Common Stock in accordance with Section 1.5(c), by surrendering such certificate or certificates as soon as practicable on or following the delivery of the applicable Notice of Conversion (or an indemnification undertaking with respect to such Preferred Stock certificates in the case of its loss, theft, destruction or mutilation in compliance with the procedures set forth in Section 1.7(c)).  Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by electronic mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder.  The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(b)    Conversion Price.

(i)    The conversion price for the Preferred Stock shall equal $8.22, subject to adjustment herein (the “Conversion Price”).

(c)    Mechanics of Conversion.

(i)    Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall use its reasonable best efforts to deliver, or cause to be delivered, to the converting Holder the number of shares of Common Stock issuable upon conversion of the shares of Preferred Stock designated in the applicable Notice of Conversion (the “Conversion Shares”) being acquired upon the conversion of the Preferred Stock. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on Nasdaq Capital Market or other national securities exchange on which the Common Stock is listed (as applicable, the “Principal Market”) with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

(ii)    Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the applicable Share Delivery Date, such Holder shall, to the fullest extent permitted by law, be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such conversion, in which event the Corporation shall promptly return to such Holder the shares of Preferred Stock delivered to the Corporation and such Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion. In the event of such rescission, the Corporation shall be obligated to pay accrued liquidated damages but there shall be no obligation to pay liquidated damages following such rescission with respect to the prior default by the Corporation for the rescinded Notice of Conversion. In addition, if, on or after the applicable Share Delivery Date, such Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of Common Stock issuable upon such conversion that such Holder anticipated receiving from the Corporation, then the Corporation shall, within two (2) Trading Days after such Holder’s request and in such Holder’s discretion, either (x) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Corporation’s obligation to issue and deliver such certificate or credit such Holder’s balance account with Depository Trust Company (“DTC”) for the shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of the applicable shares of Preferred Stock shall terminate, or (y) promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for such shares of Common Stock and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the price at which the sell order giving rise to such purchase obligation was executed.

(iii)    Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim or recoupment; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment in its favor. In the absence of such injunction, the Corporation shall issue Conversion Shares in accordance with the terms of this Certificate of Designation. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 1.5(c)(i) on the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of the Preferred Stock being converted, $10 per month (and increasing to $20 per month on the second month, but not to exceed, in aggregate, $100 per share) for each month after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law. As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(iv)    Reservation of Shares Issuable Upon Conversion. From and after the Subscription Date until the date no shares of Preferred Stock remain outstanding, the Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for issuances pursuant to the terms of this Certificate of Designation, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Preferred Stock, not less than 100% of such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of all then outstanding shares of Preferred Stock at the Conversion Price then in effect (without regard to any limitation on conversions) (the “Required Reserved Amount”). The Corporation shall, so long as any of the Preferred Stock remains outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuing shares of Common Stock with respect of the Preferred Stock pursuant to the terms of this Certificate of Designation, no less than a number of shares of Common Stock equal to the applicable Required Reserved Amount. If at any time while any of the Preferred Stock remains outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Stock at least a number of shares of Common Stock equal to the Required Reserved Amount (an “Authorized Share Failure”), then the Corporation shall immediately take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserved Amount for the Preferred Stock then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Corporation shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Corporation is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Corporation may satisfy this obligation by obtaining such consent and submitting for filing with the U.S. Securities and Exchange Commission (the “SEC”) an Information Statement on Schedule 14C. The Corporation covenants that all Conversion Shares shall, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(v)    Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holders would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

(vi)    Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all transfer agent fees required for same-day processing of any Notice of Conversion.

(d)    Conversion Limitations.

(i)    Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and each Holder shall not have the right to convert any portion of such Holder’s Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s affiliates (such Persons, collectively, the “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder and each of its Attribution Parties. For purposes of this Section 1.5(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). To the extent that the limitation contained in this Section 1.5(d)(i) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case, subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall be entitled to rely on such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 1.5(d)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the transfer agent of the Corporation, Vstock Transfer, LLC (the “Transfer Agent”) setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within one (1) Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be, with respect to each Holder, 9.99% of the number of shares of the Common Stock outstanding and/or the then combined voting power of all of the voting securities of the Corporation immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by such Holder.

(ii)    No Strict Construction. The provisions of this Section 1.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms hereof to correct such provisions (or any portions thereof) which may be defective or inconsistent with the intended limitations contained in Sections 1.5(d) or to make changes or supplements necessary or desirable to properly give effect to such limitations, and shall be interpreted in a way to as to be consistent with the rules and regulations of the Principal Market. The limitations contained in Sections 1.5(d) shall apply to a successor Holder of Preferred Stock.

Section 1.5    Certain Adjustments.

(a)    Certain Adjustments to Conversion Price.

(i)    Stock Dividends and Stock Splits.  If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other securities of the Corporation or the subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (such securities, the “Common Stock Equivalents”), (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 1.6(b)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. If the Corporation, at any time while the Preferred Stock is outstanding, authorizes and issues an additional class of common, with dividend and voting rights at a ratio different than the existing class of Common Stock (the “New Common Stock”), then the Preferred Stock will automatically become convertible, at the election of such Holder, into shares of the New Common Stock at an adjusted Conversion Price proportional to the then-current Conversion Price multiplied by a fraction, the numerator of which shall be the number of votes per share of the class of New Common Stock, and the denominator of which shall be the number of votes per share of the existing class of Common Stock.

(ii)    Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 1.6(a) above, if at any time the Corporation grants, issues or sells any common stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then, the holder of Preferred Stock thereof will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder of Preferred Stock could have acquired if the holder Preferred Stock had held the number of shares of Common Stock acquirable upon complete conversion of such holder’s Preferred Stock (without taking into account any limitations or restrictions on the convertibility of the Preferred Stock and assuming the Preferred Stock are convertible as of the applicable date of determination) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such purchase and such Purchase Right to such extent shall be held in abeyance for such Holder, so long as such Holder promptly elects to exercise such Purchase Right when notified of the applicable transaction and provides payment for the exercise of such Purchase Rights in advance (which payment shall be held in abeyance for such Holder).

(iii)    Redemption Right.

(A)    Upon a Trading Failure (as defined below), the Corporation shall within two (2) Business Days deliver written notice thereof via electronic mail (a “Trading Failure Notice”) to the Holders. At any time within five (5) Trading Days of the Holder’s receipt of a Trading Failure Notice (or at such time by which the Corporation would be required to deliver a Trading Failure Notice), such Holder may require the Corporation to redeem (a “Redemption”) all or any portion of such Holder’s Preferred Stock by delivering written notice thereof (“Redemption Notice”) to the Corporation, which Redemption Notice shall indicate the Preferred Stock such Holder is electing to require the Corporation to redeem.

(B)    At any time on or after January 22, 2027, either (i) the Corporation may redeem or (ii) any Holder may require the Corporation to redeem, all or any portion of such Holder’s Preferred Stock (the “Time-Based Redemption Right”) by delivering a Redemption Notice to the other party, which Redemption Notice shall indicate the Preferred Stock the Corporation or the Holder is electing to redeem.

(C)    Any Preferred Stock subject to redemption pursuant to this Section 1.6(b)(iii) shall be redeemed by the Corporation on the applicable Redemption Date (as defined below) in cash by wire transfer of immediately available funds at a price equal to the applicable Redemption Price (as defined below).

(D)    Other than as specifically permitted by this Certificate of Designation, the Corporation may not prepay or redeem any portion of the outstanding Preferred Stock of a Holder without such Holder’s prior written consent. Upon receipt of the full Redemption Price in cash by wire transfer of immediately available funds by the Holders of then outstanding shares Preferred Stock, all such shares of Preferred Stock shall cease to be outstanding. If a Redemption Notice shall have been duly given, and if on the applicable Redemption Date, the applicable Redemption Price payable upon redemption of the shares of Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor to such Holders in a timely manner, then all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the applicable Holders to receive the Redemption Price without interest.

(E)    As used herein:

(1)    “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(2)    “Redemption Date” means:

a.    with respect to a Redemption upon a Trading Failure, the date set forth in the applicable Redemption Notice, which shall not be earlier than the twentieth (20th) Business Day nor later than the ninetieth (90th) day, after the date of delivery of such Redemption Notice to the Corporation; and

b.    with respect to a Redemption pursuant to the Time-Based Redemption Right, the date determined by the Corporation which shall not be later than the ninetieth (90th) day after the date of delivery of the applicable Redemption Notice to the Corporation.

(3)    “Redemption Price” means the Stated Value of the Preferred Stock being redeemed.

(4)    “Trading Day” means any day on which the Principal Market is open for trading.

(5)    “Trading Failure” means (A) the suspension of the Common Stock from trading on the Principal Market for a period of ten (10) consecutive Trading Days or for more than an aggregate of twenty (20) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on the Principal Market.

(b)    Calculations. All calculations under this Section 1.6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(c)    Notice to the Holders.

(i)    Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 1.6, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)    Notice to Allow Conversion by Holder. If (A) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (B) the Corporation shall authorize a Liquidation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be delivered to each Holder at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a written notice stating (x) the date on which a record is to be taken for the purpose of seeking such stockholder approval or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided under this Certificate of Designation constitutes, or contains, material, non-public information regarding the Corporation, the Corporation shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert such Holder’s Preferred Stock during  the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 1.6    Miscellaneous.

(a)    Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by electronic mail, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the Address for Notice set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated January 20, 2026, among the Corporation and the purchasers signatory thereto, or such other address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 1.7(a).  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by electronic mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Corporation, or if no such e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address required under this Section 1.7(a) prior to 5:30 p.m. (local time, based on the location of the recipient) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address required under this Section 1.7(a) on a day that is not a Trading Day or later than 5:30 p.m. (local time, based on the location of the recipient) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent for overnight delivery via U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)    Absolute Obligation. To the fullest extent permitted by law, and except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c)    Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(d)    Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in either the City of New York, Borough of Manhattan or in Clark County, Nevada (the “Designated Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Designated Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Designated Courts, or such Designated Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby.

(e)    Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing.

(f)    Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any dividend or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g)    Modification; Amendment or Waiver. The terms of this Certificate of Designation shall, including for the purposes of Section 78.1955 of the General Corporation Law of the State of Nevada, only be (A) amended, waived, altered or repealed, including by merger, consolidation or otherwise, by (x) the affirmative vote of the holders of a majority of the voting power of the Preferred Stock, voting as a separate class, (y) the approval of the Board and (z) the approval of the Audit Committee, if any of the holders of the Preferred Stock is considered by the Corporation to be an insider or such Audit Committee approval is required by the rules and regulations of the Principal Market or the SEC and (B) the holders of Common Stock or any other series of preferred shares of the Corporation other than the Preferred Stock shall not be entitled to vote or approve of, and such vote or approval shall not be required, for any amendment, waiver, alteration or repeal on matters that pertain only to the Preferred Stock.

(h)    Tax Treatment. For U.S. federal and other applicable state and local income tax purposes, it is intended that the Preferred Stock will be treated as participating stock and not as “preferred stock” within the meaning of Section 305(b)(4) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Section 1.305-5(a). The Corporation, the Holders and their respective affiliates shall report consistently with, and shall take no positions or actions inconsistent with, the foregoing treatment unless otherwise required by applicable law.

(i)    Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(j)    Status of Converted or Repurchased Preferred Stock. If any shares of Preferred Stock shall be converted, repurchased or reacquired by the Corporation, such shares shall be retired and resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series B Convertible Preferred Stock.

*************

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this 22nd day of January, 2026.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Scott G. Davis
Name:	Scott G. Davis
Title:	Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES

OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement.  No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ______________________________
Number of shares of Preferred Stock owned prior to Conversion: ________________________
Number of shares of Preferred Stock to be Converted: _________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: _____________________________
Applicable Conversion Price: _____________________________
Number of shares of Preferred Stock subsequent to Conversion: ______________________________

Address for Delivery: ____________________ or DWAC Instructions: Broker no: ____________________ Account no: ____________________

[HOLDER] By: ____________________ Name: Title:

EXHIBIT B

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 22, 2026 by and among Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), and each “Purchaser” named in the Securities Purchase Agreement, dated as of January 22, 2026, by and between the Company and the Purchasers identified on Schedule I attached thereto (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.        Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date hereof.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share.

“Closing Date” has the meaning ascribed to it in the Purchase Agreement.

“Permitted Transferee” means any controlled Affiliate of a Purchaser; provided, however, that such controlled Affiliate shall only be a Permitted Transferee so long as such Affiliate remains an Affiliate of such Purchaser.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Purchaser” means each Purchaser identified in the Purchase Agreement who is party to this Agreement and any Affiliate or permitted transferee of such Purchaser who is a subsequent holder of Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) any shares of Common Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock, (ii) any Warrant Shares issuable upon exercise of the Warrants, and (iii) any Common Stock issued in respect of the securities described in clause (i) above upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or similar event; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the first to occur of (A) a Registration Statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the Securities Act and such Registrable Securities having been disposed of by the holder thereof in accordance with such effective Registration Statement, (B) such Registrable Securities having been sold in accordance with Rule 144 (or another exemption from the registration requirements of the Securities Act), and (C) such Registrable Securities becoming eligible for resale without restriction by a Purchaser holding such security pursuant to Rule 144, including without volume or manner-of-sale restrictions and without current public information requirements.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Purchasers” means, as of the time of determination, the Purchasers holding a majority of the Registrable Securities outstanding at such time.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Series B Convertible Preferred Stock” means the Company’s Series B Convertible Preferred Stock, par value $0.001 per share.

“Trading Day” has the meaning ascribed to it in the Purchase Agreement.

2.        Registration.

(a)    Registration Statement.

(i)    No later than June 1, 2026 (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities which, for the avoidance of doubt, may also register the sale or issuance of primary securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution, substantially in the form and substance, set forth in Part III of the Purchasers’ Selling Stockholder Questionnaire, the form of which is attached hereto as Exhibit C; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without such Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to each Purchaser prior to its filing or other submission.

(ii)    The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as the Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty (30) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b)    Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. The Company shall not be responsible for legal fees incurred by the Purchasers of the Registrable Securities in connection with the performance of its rights and obligations under the Transaction Documents.

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(c)    Effectiveness.

(i)    The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but in any case on or prior to the 30th calendar day following the Filing Deadline (or the 60th calendar day if the SEC reviews such Registration Statement) (the “Effectiveness Deadline”). By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the Securities Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify each Purchaser by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective and shall simultaneously provide each Purchaser with access to a copy of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby to the extent a copy of such Prospectus has not been publicly filed with the SEC.

(ii)    Notwithstanding anything to the contrary contained herein, (i) the Company shall not be required to request effectiveness of such Registration Statement, for a period of up to sixty (60) days, if (A) the Company determines in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Company determines such registration would render the Company unable to comply with applicable securities laws, (C) the Company determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; and (ii) the Company may, upon written notice to any holder of Registrable Securities included in the Registration Statement, suspend the use of the Registration Statement, including any Prospectus that forms a part of the Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 60 consecutive Trading Days or 120 total Trading Days in any 365-day period (any such suspension contemplated by this Section 2(c)(ii), an “Allowed Delay”) provided, that the Company shall promptly (1) notify each Purchaser in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material nonpublic information giving rise to an Allowed Delay (it being understood that the notice of suspension may constitute material nonpublic information), (2) advise the Purchasers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.

(d)    Effect of Failure to File and Obtain Effectiveness of Registration Statement.

(i)    If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Purchaser then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Purchaser for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter during which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Purchaser then holding Registrable Securities in cash no later than thirty (30) Business Days after the end of the date of the initial failure to file such Registration Statement by the Filing Deadline and each subsequent 30-day period (pro rata for any portion thereof) thereafter until such Registration Statement is filed with respect to the Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

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(ii)    If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (1) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (2) the Effectiveness Deadline or (B) after a Registration Statement has been declared effective by the SEC or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay or the inability of any Purchaser to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Purchaser then holding Registrable Securities, as liquidated damages and not as a penalty (the “Maintenance Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Purchaser for the Registrable Securities then held by such Purchaser for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Maintenance Liquidated Damages shall be paid monthly within thirty (30) Business Days of the date of such Maintenance Failure and the end of each subsequent 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. Such payments shall be made to each Purchaser then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii)    The parties agree that (A) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (as defined below) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to a Purchaser exceed, in the aggregate, two percent (2%) of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement and (B) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Purchasers pursuant to the Purchase Agreement.

(iv)    Notwithstanding the foregoing, the Company and each Purchaser agree that the Company will not be liable for any Liquidated Damages under this Section 2(d) with respect to any Registrable Securities held by the Purchasers consisting of shares of Common Stock issuable upon the exercise of the Warrants or the conversion of the Series B Convertible Preferred Stock prior to the issuance thereof. The Liquidated Damages described in this Section 2(d) shall constitute the Purchasers’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Purchasers to seek injunctive relief.

(e)    Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires any Purchaser to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that such Purchaser is not an “underwriter.” No such written submission with respect to this matter shall be made to the SEC to which the Purchasers’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cut-back imposed on any Purchasers pursuant to this Section 2(e) shall be allocated among the Purchasers on a pro rata basis and shall be applied first to any of the Registrable Securities of each Purchaser as such Purchaser shall designate, unless the SEC Restrictions otherwise require or provide or such Purchaser otherwise agrees. In furtherance of the foregoing, each Purchaser shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. From and after the date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use its commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for such Registration Statement including such Cut Back Shares shall be fifteen (15) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the 30th calendar day immediately after the Restriction Termination Date (or the 60th calendar day if the SEC reviews such Registration Statement).

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(f)    Other Limitations. Notwithstanding any other provision herein or in the Purchase Agreement, with respect to any Purchaser (as to such Purchaser only) the Filing Deadline and the Effectiveness Deadline for the Registration Statement shall be extended and any failure to obtain or maintain effectiveness shall be automatically waived by no action of the Purchaser, in each case, without default by the Company to such Purchaser hereunder in the event that the Company’s failure to make such filing or obtain or maintain such effectiveness results from the failure of such Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case any such deadline would be extended with respect to all Registrable Securities until such time as the Purchaser provides such requested information), it being understood that the failure of such Purchaser to timely provide such information to the Company shall not affect the rights of other Purchasers, if any, herein.

3.        Company Obligations. The Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities pursuant to Section 2(a)(i) in accordance with the terms hereof, and pursuant thereto the Company shall, as expeditiously as possible:

(a)    use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective until such time as there are no longer Registrable Securities held by the Purchaser (the “Effectiveness Period”) and advise the Purchasers promptly in writing when the Effectiveness Period has expired;

(b)    prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)    provide via email to each Purchaser who has supplied the Company with email addresses each Registration Statement and all amendments and supplements thereto not less than three (3) Trading Days prior to their filing with the SEC and reflect in each such document when so filed with the SEC such comments regarding such Purchaser and the plan of distribution as such Purchaser may reasonably and promptly propose no later than two (2) Trading Days after such Purchaser has been so furnished with copies of such documents as aforesaid;

(d)    furnish to each Purchaser whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by such Purchaser, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser (it being understood and agreed that such documents, or access thereto, may be provided electronically);

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(e)    use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)    prior to any public offering of Registrable Securities, use reasonable best efforts to assist or cooperate with each Purchaser and such Purchaser’s counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by such Purchaser and do any and all other commercially reasonable acts or things necessary or advisable to enable the public offering or distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)    use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on The Nasdaq Capital Market (or the primary securities exchange, interdealer quotation system or other market on which the Common Stock is then listed);

(h)    promptly notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of the receiving Purchaser, disclose any material non-public information regarding the Company, with Purchasers acknowledging that the notice itself may constitute material non-public information), and as promptly as reasonably practicable, prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)    if requested by a Purchaser, (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Purchaser holding any Registrable Securities; and

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(k)    with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit each Purchaser to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to the Purchasers upon request, as long as such Purchaser owns any Registrable Securities, (A) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) unless otherwise available via the SEC’s EDGAR filing system, a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4.        Due Diligence Review; Information. If a Purchaser is required under applicable securities laws to be described in the Registration Statement as an “underwriter,” the Company shall, upon reasonable prior notice, make available, during normal business hours, for inspection and review by the Purchaser, advisors to and representatives of the Purchaser (who may or may not be affiliated with the Purchaser and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling such Purchaser and its accountants and attorneys to conduct such initial and ongoing due diligence solely for the purpose of establishing a due diligence defense to underwriter liability under the Securities Act; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or the Purchase Agreement. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, except in the case such Records are sought in the course of an ordinary examination or inspection of the business or operations of such Purchaser or its Affiliates by such governmental body of competent jurisdiction, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Purchaser) shall be deemed to limit the Purchasers’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to any Purchaser, or to advisors to or representatives of such Purchaser, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and the Purchaser, if wishing to obtain such information, enters into an appropriate confidentiality agreement with the Company with respect thereto.

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5.        Obligations of the Purchasers.

(a)    Each Purchaser shall execute and deliver a Selling Stockholder Questionnaire prior to the Closing Date. Each Purchaser shall additionally furnish in writing to the Company such other information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the additional information the Company reasonably requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement (the “Registration Information Notice”). A Purchaser shall provide such information to the Company no later than two (2) Business Days following receipt of a Registration Information Notice if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. It is agreed and understood that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any Purchaser that (i) such Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) such Purchaser execute such documents in connection with such registration as the Company may reasonably request, including, without limitation, a waiver of its registration rights hereunder to the extent a Purchaser elects not to have any of its Registrable Securities included in the Registration Statement.

(b)    Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

(c)    Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Purchaser is advised by the Company that such dispositions may again be made.

(d)    Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

6.        Indemnification.

(a)    Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, managers, partners, trustees and employees, successors and assigns, and each other Person, if any, who controls such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, trustees and employees of each such controlling Person, against any losses, claims, damages or liabilities, and expenses (including reasonable and documented out-of-pocket attorney fees), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Purchaser, and each such officer, director, member, employee and each such controlling person for any legal or other reasonable and documented out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to the Company by an indemnified person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by a Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that such Prospectus is outdated or defective or (iii) a Purchaser’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

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(b)    Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable and documented out-of-pocket attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding such Purchaser and furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater than the dollar amount of the proceeds (net of all expenses paid by such Purchaser in connection with a claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the reasonable and documented out-of-pocket fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for reasonable and documented out-of-pocket fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld, conditioned or delayed consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)    Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.        Miscellaneous.

(a)    Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Purchasers. Notwithstanding the foregoing, any amendment to the definition of “Filing Deadline,” Section 2(d) or Section 6 will only apply with respect to a Purchaser if such Purchaser has consented in writing to such amendment. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Purchasers.

9

(b)    Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 5.5 of the Purchase Agreement.

(c)    Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of each Purchaser and its successors and permitted assigns. A Purchaser may not transfer or assign, in whole or from time to time in part, to one or more persons its rights or delegate its obligations hereunder in connection with the transfer of Registrable Securities by such Purchaser to any person other than a Permitted Transferee, provided that (i) such Purchaser agrees in writing with the Permitted Transferee to assign such rights and delegate such obligations and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such Permitted Transferee and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Permitted Transferee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein as a Purchaser hereunder; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

(d)    Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by a Purchaser in connection with such transaction unless such securities are otherwise freely tradable by such Purchaser after giving effect to such transaction.

(e)    Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000 or the New York Electronic Signatures and Records Act, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g)    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

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(j)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement (including all matters concerning the construction, validity, enforcement and interpretation hereof) shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case sitting in New York County, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)    Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation;” and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

(m)    Independent Nature of Purchasers’ Obligations and Rights. To the extent the registration rights set forth in this Agreement are assigned by a Purchaser with respect to any of the Registrable Securities such that such Permitted Transferee becomes a Purchaser hereunder and assumes all the rights and obligations under this Agreement, the obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among Purchasers.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

EKSO BIONICS HOLDINGS, INC.

By:
Name:
Title:

12

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:

By:
Name:
Title:

13

EXHIBIT C

Form of Selling Stockholder Questionnaire

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

EKSO BIONICS HOLDINGS, INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to each person or entity (a “Purchaser”) electing to purchase shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) and warrants to purchase shares of Common Stock (the “Warrants”), of Ekso Bionics Holdings, Inc. (the “Company”) pursuant to the Securities Purchase Agreement by and between the Company and the Purchaser identified on Schedule I attached thereto (the “Purchase Agreement”) to which this Questionnaire is an Exhibit. This Questionnaire relates to certain information required to be disclosed in the registration statement (the “Registration Statement”) being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchasers (the “Registration Rights Agreement”) in connection with the Purchase Agreement. The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser’s shares of Common Stock issued or issuable upon the exercise of the Warrants and the conversion of the Series B Preferred Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, each Purchaser is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

[TO BE ADDED]

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact [NAME] at [PHONE] or [E-MAIL].

C-1

PART I - STOCK OWNERSHIP

Item 1.    Beneficial Ownership.

a.    Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”1:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

b.    Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c.    Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

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If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

d.    Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2.    Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3.    Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4.    Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Item 5.    Broker-Dealer Status. Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

☐         Yes.

☐         No.

If so, please answer the remaining questions under this Item 5.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the Registration Statement and related prospectus.

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a.    If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note that if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

b.    Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐         Yes.

☐         No.

If so, please answer questions (i)-(iii) below under this Item 5(b).

i.    Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii.    If the Common Stock was received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii.    If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

Item 6.    Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).

a.    Is the Purchaser a natural person?

☐         Yes.

☐         No.

b.    Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐         Yes.

☐         No.

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c.    Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐         Yes.

☐         No.

If a subsidiary, please identify the publicly held parent entity:

d.    If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

C-5

PART II - CERTAIN TRANSACTIONS

Item 7.    Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2025 or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 8.    Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

C-6

PART III – PLAN OF DISTRIBUTION

The selling securityholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions under this prospectus. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling securityholders may use one or more of the following methods when disposing of the shares or interests therein:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	through brokers, dealers or underwriters that may act solely as agents;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●

through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

●	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of disposition; and

●	any other method permitted pursuant to applicable law.

The selling securityholders may also sell shares under Rule 144 or Rule 904 under the Securities Act of 1933, as amended, or Securities Act, if available, or Section 4(a)(1) under the Securities Act, rather than under this prospectus.

Broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling securityholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling securityholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

Upon being notified in writing by a selling securityholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling securityholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling securityholder that a donee or pledgee intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

C-7

The selling securityholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling securityholders may also sell shares of common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling securityholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales (it being understood that the selling securityholders shall not be deemed to be underwriters solely as a result of their participation in this offering). In such event, any profits realized by such selling securityholders or compensation received by such broker-dealers or agents may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling securityholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling securityholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement and (b) such time as none of the shares covered by this prospectus constitute “registrable securities”, as such term is defined in the registration rights agreement by and among us and the selling securityholders.

*      *      *

C-8

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

_____	Agree	_____	Disagree
(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned is familiar with Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit I, and that the undersigned will comply with all applicable laws in respect of its sales of the Common Stock.

C-9

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time (other than due to the receipt of the Common Stock set forth opposite the undersigned’s name in the Schedule of Purchasers in the Purchase Agreement), or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: _____________, 2026	Signature:

Print Name:

Title (if applicable):

Address:
Street

Street

City State Zip Code

Telephone Number

Email Address

C-10

FOOTNOTES

1.

Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.

Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.

Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4.

Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

Exhibit I

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

EXHIBIT C

Form of Selling Stockholder Questionnaire

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

EKSO BIONICS HOLDINGS, INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to each person or entity (a “Purchaser”) electing to purchase shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) and warrants to purchase shares of Common Stock (the “Warrants”), of Ekso Bionics Holdings, Inc. (the “Company”) pursuant to the Securities Purchase Agreement by and between the Company and the Purchaser identified on Schedule I attached thereto (the “Purchase Agreement”) to which this Questionnaire is an Exhibit. This Questionnaire relates to certain information required to be disclosed in the registration statement (the “Registration Statement”) being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchasers (the “Registration Rights Agreement”) in connection with the Purchase Agreement. The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser’s shares of Common Stock issued or issuable upon the exercise of the Warrants and the conversion of the Series B Preferred Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, each Purchaser is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

[TO BE ADDED]

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact [NAME] at [PHONE] or [E-MAIL].

PART I - STOCK OWNERSHIP

Beneficial Ownership.

Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”1:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Broker-Dealer Status. Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

☐         Yes.

☐         No.

If so, please answer the remaining questions under this Item 5.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the Registration Statement and related prospectus.

If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note that if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐	Yes.

☐	No.

If so, please answer questions (i)-(iii) below under this Item 5(b).

Please describe the affiliation between the Purchaser and any registered broker-dealers:

If the Common Stock was received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).

Is the Purchaser a natural person?

☐	Yes.

☐	No.

Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐	Yes.

☐	No.

Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐	Yes.

☐	No.

If a subsidiary, please identify the publicly held parent entity:

If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2025 or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

PART III – PLAN OF DISTRIBUTION

The selling securityholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions under this prospectus. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling securityholders may use one or more of the following methods when disposing of the shares or interests therein:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	through brokers, dealers or underwriters that may act solely as agents;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●

through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

●	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of disposition; and

●	any other method permitted pursuant to applicable law.

The selling securityholders may also sell shares under Rule 144 or Rule 904 under the Securities Act of 1933, as amended, or Securities Act, if available, or Section 4(a)(1) under the Securities Act, rather than under this prospectus.

Broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling securityholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling securityholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

Upon being notified in writing by a selling securityholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling securityholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling securityholder that a donee or pledgee intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling securityholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling securityholders may also sell shares of common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling securityholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales (it being understood that the selling securityholders shall not be deemed to be underwriters solely as a result of their participation in this offering). In such event, any profits realized by such selling securityholders or compensation received by such broker-dealers or agents may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling securityholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling securityholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement and (b) such time as none of the shares covered by this prospectus constitute “registrable securities”, as such term is defined in the registration rights agreement by and among us and the selling securityholders.

*      *      *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

_____	Agree	_____	Disagree
(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned is familiar with Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit I, and that the undersigned will comply with all applicable laws in respect of its sales of the Common Stock.

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time (other than due to the receipt of the Common Stock set forth opposite the undersigned’s name in the Schedule of Purchasers in the Purchase Agreement), or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: _____________, 2026	Signature:

Print Name:

Title (if applicable):

Address:
Street

Street

City State Zip Code

Telephone Number

Email Address

FOOTNOTES

1.

Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.

Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.

Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4.

Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

Exhibit I

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

EXHIBIT D

Form of Warrant

NEITHER THE OFFER AND SALE OF THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

EKSO BIONICS HOLDINGS, INC.

Warrant Shares: ________	Issue Date: January 22, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after such date that is six (6) months from the Issue Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five (5) year anniversary of the Initial Exercise Date, provided that, if such date is not a Trading Day, the date that is the immediately following Trading Day (the “Termination Date”), but not thereafter, to subscribe for and purchase from Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), up to _______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated January 20, 2026, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Subject to Section 2(g) of this Warrant, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, in either case in immediately available funds, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. The Company shall have no obligation to inquire with respect to or otherwise confirm the authenticity of the signature(s) contained on any Notice of Exercise nor the authority of the person so executing such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $8.22, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =

as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =

the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of the Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company’s transfer agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder and the Holder has provided all reasonably requested documentation or (B) if the Warrant is exercised on a cashless basis, the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company, if applicable, and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case (i) or (ii), after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the delivery of such Warrant Shares (in which case any liquidated damages payable under Section 2(d)(i) shall no longer be payable).

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iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company or the Transfer Agent), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including reasonable and customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, (A) to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of 9.99%, or 19.99% on an aggregate basis with all of the other Purchasers (together with each such Purchaser’s respective Attribution Parties) in the Offering (the “Maximum Percentage”) of the shares of Common Stock outstanding and/or the then combined voting power of all of the Company’s voting securities immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”) and (B) if at the time of such exercise, such exercise would violate, or would result in a violation by the Company of, any Nasdaq Stock Market Rule (and any successor to the Nasdaq Stock Market and any other trading market on which the Common Stock is listed), including, without limitation, Nasdaq Stock Market Rule 5635(b) relating to a change of control; provided, that, with respect to clause (A) above, the Beneficial Ownership Limitation shall not apply in the event that the Company obtains (x) stockholder approval for a change of control with respect to the Holder and such stockholder approval remains valid pursuant to the Nasdaq Stock Market Rules (and any successor to the Nasdaq Stock Market and any other trading market on which the Common Stock is listed) and such exercise otherwise satisfies the requirements of Nasdaq Stock Market Rule 5635 with respect to issuances of shares of Common Stock upon exercise of this Warrant or any other warrant held by the Holder or (y) a waiver of such Beneficial Ownership Limitation is received from Nasdaq and such waiver remains valid.

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In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and its Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and its Attribution Parties’ aggregate beneficial ownership exceeds the applicable Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the Exercise Price paid by the Holder for the Excess Shares. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by any Attribution Party for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to exercise this Warrant, in whole or in part, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability.

To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Maximum Percentage, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Maximum Percentage. The Company shall have the sole right to enforce the provisions of Section 2(e). The provisions of this Section 2(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation or the application of the rules of Nasdaq. The limitations contained in this paragraph shall apply to any successor holder and transferee of this Warrant and all the Warrant Shares issued or issuable upon exercise of all Warrants outstanding (together with their Affiliates and any of the other Attribution Parties), as applicable.

g) Additional Limitation on Exercise. Notwithstanding anything set forth in this Warrant to the contrary, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, if the Holder or any Affiliates or Attribution Parties owns any shares of the Company’s Series B Preferred Stock (the “Preferred Stock”) or any shares of the Company’s Common Stock into which such Preferred Stock has been converted or may be convertible from time to time.

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Section 3. Certain Adjustments.

a) Stock Dividends, Subdivision, Combinations and Consolidations. If the Company, at any time while this Warrant is outstanding (in whole or in part): (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) or any other equity or equity equivalent securities payable in shares of Common Stock (or such other class of Capital Stock) (which, for avoidance of doubt, shall not include any shares of Common Stock (or such other class of Capital Stock) issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) into a larger number of shares or (iii) combines or consolidates (including, without limitation, by reverse stock split) outstanding shares of Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) into a smaller number of shares, then in each case the Exercise Price shall be adjusted by multiplying the Exercise Price immediately before the applicable corporate action by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and thereafter the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or consolidation. If the Company, at any time while this Warrant is outstanding (in whole or in part) distributes rights on shares of its Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) in connection with a shareholder rights plan, no adjustment shall be made pursuant to this Section 3 and any such rights shall accompany the Warrant Shares issued pursuant to this Warrant if such shareholder rights plan remains in effect.

b) Reclassifications, Reorganizations, Consolidations, Mergers and Sales. In the event of (i) any capital reorganization of the Company, (ii) any reclassification or recapitalization of the stock of the Company (other than (x) a change in par value or from par value to no par value or from no par value to par value or (y) as a result of a stock dividend, subdivision, combination or consolidation of shares as to which Section 3(a) shall apply), (iii) any consolidation or merger of the Company with or into another Person (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock or any other class of Capital Stock then issuable upon exercise of this Warrant), (iv) any sale of all or substantially all of the assets of the Company, or (v) any similar transaction, this Warrant shall remain outstanding and, after such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction, be exercisable for the kind and number of shares of stock or other securities or property (“Alternate Consideration”) of the Company or of the successor corporation resulting from such consolidation or sale, or surviving such merger, if any, to which the holder of the number of Warrant Shares underlying this Warrant (at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction, and subject to the limitations set forth in Section 2) would have been entitled upon such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock (or such other class of Capital Stock) issuable upon exercise of this Warrant shall be allocated among the Alternative Consideration receivable as a result of such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction, in proportion to the respective fair market values of such Alternate Consideration. If and to the extent that the holders of Common Stock (or such other class of Capital Stock) have the right to elect the kind or amount of consideration receivable upon consummation of such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction, then the consideration that the Holder shall be entitled to receive upon exercise shall be specified by the Holder, which specification shall be made by the Holder by the later of (A) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Common Stock (or such other class of Capital Stock), and (B) the last time at which the holders of Common Stock (or such other class of Capital Stock) are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Common Stock (or such other class of Capital Stock) that are not affiliated with the Company (or, in the case of a consolidation, merger, sale or similar transaction, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election). From and after any such reorganization, reclassification, recapitalization, consolidation, merger, sale or similar transaction, all references to “Warrant Shares” herein shall be deemed to refer to the Alternate Consideration to which the Holder is entitled pursuant to this Section 3(b). The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers or sales.

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c) Other Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than any dividend or distribution referred to in Section 3(a) or Section 3(b) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that such participation by the Holder in any such Distribution would result in the Holder exceeding the Maximum Percentage, then, at such time, the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such later time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock (or such other Company security as is then issuable upon exercise of this Warrant) deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (or such other Company security) (excluding treasury shares, if any) issued and outstanding on such date.

e) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly send to the Holder a notice setting forth (x) the Exercise Price, number of Warrant Shares and, if applicable, the kind and amount of Alternate Consideration purchasable hereunder after such adjustment and (y) the facts requiring such adjustment in reasonable detail.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, by the later of 20 calendar days prior to the applicable record or effective date hereinafter specified and the date the applicable record or effective date is publicly announced, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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f) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with the Securities Act and any other applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provides to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the transfer of this Warrant does not require registration under the Securities Act.

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e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

e) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

9

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

h) Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service addressed: (i) if to the Company, to its office at Ekso Bionics Holdings, Inc., 101 Glacier Point, Suite A, San Rafael, CA 94901 (Attention: [***]), (ii) if to [Holder] at any such time [Holder] is the Holder, to its office at [Address] (Attention: [•]), (iii) if to any Holder other than [Holder], to such Holder at the address of such Holder as listed in the stock record books of the Company or (iv) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

n) Electronic Signatures. Electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Warrant.

********************

(Signature Page Follows)

10

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

EKSO BIONICS HOLDINGS, INC.

By:
Name:
Title:

11

NOTICE OF EXERCISE

TO:	EKSO BIONICS HOLDINGS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

____________________________________________________________________________________________

12

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:______________________

Holder’s Address:_______________________

13

EXHIBIT E

Form of Accredited Investor Questionnaire

EKSO BIONICS HODLINGS, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned understands that the purpose of this Questionnaire is to permit Ekso Bionics Holdings, Inc. (“Ekso” or the “Company”) to determine whether the undersigned is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned represents to the Company that (i) the information contained herein is complete and accurate and may be relied upon by the Company, and (ii) the undersigned will notify the Company immediately of any change in any of such information.

All information furnished is for the sole use of the Company and its counsel and will be held in confidence by the Company and its counsel, except that this Questionnaire may be furnished to such parties as the Company deems desirable to establish compliance with federal or state securities laws.

A. For Individuals:

The undersigned individual is an “accredited investor” for one or more of the following reasons (check all that apply):

☐         The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spousal equivalent (a cohabitant occupying a relationship generally equivalent to that of a spouse), presently exceeds $1,000,000. For purposes of the foregoing, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the securities being offered (the “Securities”) are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

☐         The undersigned is an individual (not a partnership, corporation, etc.) who had (i) an individual income in excess of $200,000 or (ii) joint income together with his or her spousal equivalent (a cohabitant occupying a relationship generally equivalent to that of a spouse) in excess of $300,000, in each of the two most recent years and reasonably expect to reach the same income level in the current year. For purposes of the foregoing, “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes of this question. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐         The undersigned is a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company.

☐         The undersigned holds in good standing one or more of the following certifications, designations and/or credentials:

☐    General Securities Representative license (Series 7)

☐    Private Securities Offerings Representative license (Series 82)

☐    Investment Adviser Representative license (Series 65)

☐         The undersigned is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act as amended (the “Investment Company Act”) with respect to the Company.

☐          The undersigned individual is not an “accredited investor” because none of the above apply.

B. For Entities:

The undersigned is an “accredited investor” because the undersigned falls within at least one of the following categories (check all that apply):

☐ A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

☐ A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐ An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐ An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000.

☐ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors.

☐ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 as amended (the “Advisers Act”).

☐ An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

☐ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

☐ An entity, of a type not listed above, not formed for the specific purpose of acquiring the Securities, owning “investments”, as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000.

☐ A “family office" (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “Family Office”).

☐ A “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a Family Office whose prospective investment in the Company is directed by such Family Office pursuant to the above.

☐ An investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state.

☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act.

☐ A “Rural Business Investment Company” as defined in Section 384A of the Farm and Rural Development Act.

☐ The undersigned is an entity all the equity owners of which, whether directory or indirectly, are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner that qualifies as an “accredited investors” must complete and deliver a separate copy of this Questionnaire. (Describe the entity below).

Description:______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

The foregoing representations are true and accurate as of the date hereof.

Dated: , 20__.
INVESTOR

(Signature)

(Printed Name)

(Title, if not a natural person)

(Name of joint investor or other person whose signature is required)

(Signature)

(Title, if joint investor is not a natural person)

EXHIBIT F

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

January 20, 2026

Re:

Securities Purchase Agreement, dated as of January 20, 2026 (the “Purchase Agreement”), between Ekso Bionics Holdings, Inc. (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (this “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. The undersigned irrevocably agrees with the Purchasers that, from the date hereof until thirty (30) days after the Closing Date (such period, the “Restriction Period”) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) in the case of clauses (i)-(v) below, the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) in the case of clauses (i)-(v) below, any such transfer shall not involve a disposition for value, (3) in the case of clauses (i)-(v) below, any report filed with the Securities and Exchange Commission in respect of such transfer describes the nature of such transfer, and (4) in the case of clauses (i)-(v) below, neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts, charitable contribution or for bona fide estate planning purposes;

ii)

to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

v)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree;

vi)

pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company or the surviving entity;

vii)

upon a vesting event of securities of the Company or upon the exercise of options or warrants to purchase Common Stock, including on a “cashless” or “net exercise” basis or otherwise, to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, including a sale in the open market of any securities relating to such options or warrants to cover the applicable aggregate exercise price, withholding tax obligations or otherwise; provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Securities was solely to cover tax withholding obligations of the undersigned or pursuant to a “cashless” or “net exercise” by the undersigned in connection with such vesting or exercise, and provided, further that any such shares of Common Stock not so sold shall be subject to the restrictions set forth in this Letter Agreement;

viii)

to the Company in connection with the termination of employment or other termination of a service provider whereby the Company has the option, pursuant to an agreement in force on the date hereof, to repurchase such shares or securities; or

ix)

acquired by the undersigned in open market transactions after the date of the Purchase Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with subsequent sales of Securities acquired in such open market transactions.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise of any options or settlement of other equity awards granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, as limited above, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement, as limited above, nor shall this Letter Agreement restrict the disposition of such options, equity awards, warrants or similar instruments effected in connection with such exercise or settlement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchasers and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and the Purchasers and that the Purchasers are not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

__________________________

Signature

__________________________

Print Name

__________________________

Position in Company, if any

Address for Notice:

______________________________

______________________________

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

EKSO BIONICS HOLDINGS, INC.

By: _________________________________

Name:

Title: